SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                  July 29, 1999

                              Swift Energy Company
                           (Exact Name of Registrant)

                                      Texas
                            (State of Incorporation)

     01-8754                                           74-2073055
(Commission File No.)                          (IRS Employer Identification No.)


16825 Northchase Drive, Suite 400, Houston Texas            77060
  (Address of Principal Executive Offices)                (Zip Code)


                                 (281) 874-2700
                         (Registrant's Telephone Number)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  OTHER EVENTS

     Swift Energy Company ("Swift") filed a shelf registration statement on Form S-3, as amended (Registration Statement No. 333-81651),which was declared effective by the SEC on July 9, 1999. As part of that shelf registration statement, a form of indenture was filed as an exhibit. Swift now intends to offer senior subordinated notes under that shelf registration statement, pursuant to a prospectus supplement filed on July 14, 1999, under Rule 424(b). Bank One, N.A. has been chosen as Trustee for debt securities issued under this form of indenture, which was executed by Swift and Bank One, N.A., as of July 29, 1999. This indenture may be supplemented from time to time. Accordingly, this report includes as an exhibit the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939 of Bank One, N.A. as Trustee.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits

                           Exhibit No.                   Exhibit

                           25 Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939 of Bank One, N.A. to serve as Trustee.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 1999

                                         SWIFT ENERGY COMPANY



                                         By: /s/ Alton D. Heckaman, Jr.
                                             -----------------------------------
                                             Alton D. Heckaman, Jr.
                                             Vice President and Controller